--------------------------------------------------------------------------------
U.S. GOVERNMENT FIXED INCOME
--------------------------------------------------------------------------------

          Alliance Bond Fund
          U.S. Government Portfolio

          Semi-Annual Report
          December 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 25, 2002

Dear Shareholder:

This report contains the investment activity, market overview and outlook for Alliance Bond Fund U.S. Government Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2001.

Investment Objective and Policies

This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. government securities.

Investment Results

The following table provides the performance results for the Portfolio for the six- and 12-month periods ended December 31, 2001. Also included in the table are the total returns for the Portfolio's benchmark, the Lehman Brothers (LB) Government Bond Index, which represents the U.S. Government bond market, and the Lipper General U.S. Government Funds Average (the "Lipper Average").

INVESTMENT RESULTS*
Periods Ended December 31, 2001

                                                       ------------------------
                                                             Total Returns
                                                       ------------------------
                                                            6 Months  12 Months
-------------------------------------------------------------------------------
Alliance Bond Fund U.S. Government Portfolio
     Class A                                                   3.83%      5.72%
-------------------------------------------------------------------------------
     Class B                                                   3.46%      4.85%
-------------------------------------------------------------------------------
     Class C                                                   3.46%      4.99%
-------------------------------------------------------------------------------
Lehman Brothers Government Bond Index                          4.85%      7.23%
-------------------------------------------------------------------------------
Lipper General U.S. Government Funds Average                   4.18%      6.17%
-------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invests at least 65% of their assets in U.S. government and agency issues. These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S. For the six- and 12-month periods ended December 31, 2001, the Lipper Average consisted of 163 and 158 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.

      Additional investment results appear on pages 5-8.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

During the six-month period ended December 31, 2001, the Portfolio underperformed its benchmark, the LB Government Bond Index, and its peer group, the Lipper General U.S. Government Funds Average. The Portfolio's exposure to non-government bonds, specifically our increased allocation to mortgage-backed securities (MBS), detracted from performance. Mortgage prepayment activity increased more than anticipated during the period under review, dampening returns in this sector. Interest rate volatility also negatively impacted the Portfolio's performance as it reached extreme levels.

The Portfolio's exposure to other non-government securities, particularly commercial mortgage-backed securities (CMBS), generally added to performance throughout the period.

Market Overview

Global economic growth continued to decelerate in the second half of 2001. In the U.S., declining business investment, weaker export performance, lower equity valuations and a drop in consumer confidence combined to significantly slow the economy during this period. The tragic events of September 11 further undermined the economy and delayed any prospects of recovery into 2002. In response, the U.S. Federal Reserve continued to aggressively lower interest rates, ending the year with the lowest rates seen in four decades. Gross domestic product (GDP), the official measure of growth of the U.S. economy, declined from 0.8% in the first half of the year to -0.6% in the second half. In December, however, a deceleration in the rate at which individuals were losing jobs and signs of a turnaround in manufacturing activity suggested the economy had reached a bottom, and could be set for a recovery early in 2002.

The uncertainty surrounding the first recession in 10 years, coupled with the aftermath of September 11, resulted in a period of extraordinary volatility in the financial markets. The fourth quarter of 2001 experienced more one-day, 20 basis point swings in five-year U.S. Treasury rates than any other quarter in the past two years. With market uncertainty at an extreme, securities with uncertain cashflows (i.e., MBS and credit sensitive securities) underperformed U.S. Government bonds. For the six-month period under review, the LB Government Bond Index returned 4.85%, outperforming the broader bond market, which returned 4.66% as measured by the LB Aggregate Bond Index.

Within the broader bond market, CMBS outperformed other credit-sensitive sectors returning 5.81%, followed by asset-backed securities (ABS) at 5.17% and corporates at 4.76%. Within the government sector, agency securities posted a return of 5.10% and Treasury securities posted a return of 4.71%. At year-end, returns on Treasury securities were modestly dampened by prospects of an economic recovery in 2002. MBS posted the lowest returns for the period, returning


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2 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

4.28%. Low interest rates triggered an increase in mortgage prepaymnent activity that reduced returns for the sector.

Investment Strategy Market

The Portfolio's holdings in U.S. government agency securities, including agency mortgage-backed securities, were increased during the six-month period under review. The Portfolio's exposure to Federal National Mortgage Association
(FNMA), Government National Mortgage Association (GNMA) and Federal Home Loan Mortgage Corp. (FHLMC) debentures and MBS was increased relative to ABS and CMBS. The Portfolio remained overweighted in non-government securities relative to the Portfolio's general guidelines.

We were early to increase the Portfolio's exposure to non-U.S. Treasury securities, particularly MBS. As the U.S. government funds its increased fiscal spending through the sale of Treasury securities, Treasury prices should fall relative to other sectors, and yield spreads should narrow. While some spreads widened late in the fourth quarter of 2001, most noticeably CMBS, none of these securities have suffered any credit impairment resulting from the slowing economy or the events of September 11. In fact, the Portfolio's holdings in lower-rated investment grade CMBS continued to receive upgrades.

Economic and Market Outlook

Accelerating liquidity, improving consumer confidence, a deceleration in the rate at which individuals are losing jobs and signs of a turnaround in manufacturing activity all point to a recovery in the U.S. economy in early 2002. We expect economic growth to advance throughout the year, with the GDP reaching a 3.5% annualized pace by the fourth quarter. We believe the Federal Reserve's monetary policy will remain largely unchanged for the first half of the year with tighter policy expected in the latter half of 2002. In this environment, interest rates should gradually trend higher and the yield curve should flatten somewhat.

The Treasury market has a number of significant issues to deal with in 2002. Evidence is mounting that the U.S. economy is already recovering. Given the huge amount of fiscal and monetary stimulus, we believe chances are high that the economic rebound will be faster than expected. Treasury issuance will increase and may come earlier than anticipated. We expect the federal budget position to swing from a $127 billion surplus in fiscal year 2001 to a deficit of $85 billion in fiscal year 2002.

We continue to underweight Treasury debt relative to agency debentures and MBS given the additional spread offered by these sectors. Based on our expectation that the Federal Reserve has completed its cycle of interest rate reductions, we believe this strategy will pay off in the first half of 2002. Unlike last year, when extreme market volatility forced constant adjustments to the Portfolio's positioning, we expect to benefit from a "buy and hold" strategy.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Within the Treasury sector, we favor 20- to 30-year bonds given the reduction in supply caused by the elimination of the 30-year auction and our expectations regarding the Treasury yield curve.

We appreciate your continuing interest and investment in Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting the Portfolio's progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Vice President

[PHOTO] John D. Carifa

[PHOTO] Jeffrey S. Phlegar

Jeffrey S. Phlegar, Portfolio Manager, has over 15 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/91 TO 12/31/01


Lehman Brothers Government Bond Index: $19,929

Lipper General U.S. Government Funds Average: $18,411

Alliance Bond Fund U.S. Government Portfolio Class A: $16,897

(The following table was represented as a mountain chart in the printed material.)

                 Alliance Bond Fund     Lehman Brothers     Lipper General U.S.
                  U.S. Government       Government Bond       Government Funds
                     Portfolio               Index                Average
-------------------------------------------------------------------------------
   12/31/1991         $ 9,577               $10,000               $10,000
   12/31/1992         $10,155               $10,723               $10,652
   12/31/1993         $11,142               $11,866               $11,665
   12/31/1994         $10,654               $11,465               $11,159
   12/31/1995         $12,418               $13,568               $13,187
   12/31/1996         $12,459               $13,944               $13,408
   12/31/1997         $13,524               $15,281               $14,666
   12/31/1998         $14,688               $16,786               $15,922
   12/31/1999         $14,216               $16,411               $15,432
   12/31/2000         $15,983               $18,585               $17,335
   12/31/2001         $16,897               $19,929               $18,411

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares (from 12/31/91 to 12/31/01) as compared to the performance of an appropriate broad-based index and the Lipper General U.S. Government Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LBU.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index.

The unmanaged Lipper General U.S. Government Funds Average reflects the performance of 47 funds (based on the number of funds in the average from 12/31/91 to 12/31/01). These funds generally have similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

                              [BAR CHART OMITTED]

                 Alliance Bond Fund U.S. Government Portfolio--
                           Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                         Alliance Bond Fund            Lehman Brothers
                      U.S. Government Portfolio     Government Bond Index
--------------------------------------------------------------------------------
12/31/92                        6.03%                        7.23%
12/31/93                        9.72%                       10.66%
12/31/94                       -4.38%                       -3.38%
12/31/95                       16.55%                       18.34%
12/31/96                        0.34%                        2.77%
12/31/97                        8.55%                        9.59%
12/31/98                        8.60%                        9.85%
12/31/99                       -3.21%                       -2.23%
12/31/00                       12.43%                       13.24%
12/31/01                        5.72%                        7.23%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
December 31, 2001 (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $1,582
12/1/85
Class B Shares
9/30/91
Class C Shares
5/3/93

SECURITY TYPE BREAKDOWN

30.5% Treasury
25.0% FNMA                      [PIE CHART]
16.6% CMO/ABS
 4.6% FHLMC
 3.6% GNMA
 0.7% Stripped MBS

Corporate

1.5% Financial

Short-Term

17.5% Repo

All data as of December 31, 2001. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
             1 Year                 5.72%                     1.25%
            5 Years                 6.28%                     5.38%
           10 Years                 5.84%                     5.39%
          SEC Yield**               4.98%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
             1 Year                 4.85%                     1.88%
            5 Years                 5.51%                     5.51%
        10 Years(a)                 5.39%                     5.39%
          SEC Yield**               4.49%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
             1 Year                 4.99%                     4.00%
            5 Years                 5.54%                     5.54%
    Since Inception*                4.75%                     4.75%
          SEC Yield**               4.48%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 9/30/91 Class B; 5/3/93 Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended December 31, 2001.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2001 (unaudited)

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-82.2%

U.S. Treasury Securities-39.4%
U.S. Treasury Bonds-27.8%
   5.25%, 2/15/29 ................................     $ 37,000  $   34,641,250
   6.125%, 11/15/27 ..............................       25,000      26,207,000
   7.125%, 2/15/23 ...............................       25,000      29,105,500
   7.50%, 11/15/16 ...............................       95,000     112,337,500
   8.125%, 5/15/21 ...............................       24,100      30,761,481
   10.375%, 11/15/09 .............................       68,700      80,668,914
   11.25%, 2/15/15 ...............................       20,000      30,684,400
   12.50%, 8/15/14 ...............................       65,150      95,668,866
                                                                 --------------
                                                                    440,074,911
                                                                 --------------
U.S. Treasury Notes-11.6%
   3.50%, 11/15/06(a) ............................      175,000     168,656,250
   4.625%, 5/15/06 ...............................          700         709,513
   5.00%, 8/15/11 ................................       13,500      13,457,745
                                                                 --------------
                                                                    182,823,508
                                                                 --------------
Federal National Mortgage Association-32.2%
   zero coupon, 2/15/08 ..........................       22,130      16,037,390
   1.96%, 2/14/02 ................................          750         748,203
   6.25%, 7/19/11 ................................       45,000      45,868,500
   6.50%, 1/25/32 ................................       25,000      25,000,000
   6.625%, 11/15/30 ..............................       55,000      57,466,200
   7.00%, 9/01/08-1/25/17 ........................      285,660     295,560,728
   7.50%, 2/25/41 ................................       10,948      11,396,504
   8.00%, 3/25/07-6/01/30 ........................        8,504       8,890,166
   8.50%, 4/01/08 ................................        8,056       8,555,561
   9.00%, 8/01/21 ................................        1,756       1,900,390
   10.00%, 11/01/13-10/01/14 .....................       33,591      36,781,305
   11.00%, 7/15/16 ...............................        1,726       1,916,363
                                                                 --------------
                                                                    510,121,310
                                                                 --------------
Federal Home Loan Mortgage Corp.-5.9%
   5.625%, 3/15/11 ...............................       17,000      16,848,530
   6.75%, 3/15/31 ................................       60,000      63,628,200
   8.00%, 9/01/11 ................................        4,448       4,636,213
   12.00%, 8/01/15-7/01/20 .......................        6,944       7,947,409
                                                                 --------------
                                                                     93,060,352
                                                                 --------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Government National Mortgage
   Association-4.7%
Single Family Homes
   7.50%, 12/15/14 ...............................     $ 42,463  $   44,745,817
   8.00%, 3/15/12 ................................       18,849      19,838,557
   8.15%, 12/01/29 ...............................        3,477       3,668,398
   9.00%, 12/15/09-12/15/19 ......................        5,494       5,969,820
                                                                 --------------
                                                                     74,222,592
                                                                 --------------
Total U.S. Government & Agency Obligations
   (cost $1,295,189,094) .........................                1,300,302,673
                                                                 --------------

COLLATERALIZED MORTGAGE
   OBLIGATIONS-10.6%
ACE Securities Corp.
   Series 2001-AQ1 Cl.N
   9.25%, 3/25/31(b) .............................        3,003       2,980,882
Banc of America Commercial Mortgage, Inc.
   Series 2000-2 Cl.X
   zero coupon, 8/15/10 ..........................       16,948         830,463
Chase Mortgage Finance Corp.
   Series 1993-3 Cl.B8
   7.368%, 10/30/24 ..............................        2,418       2,447,971
   Series 1993-3 Cl.B9
   7.368%, 10/30/24 ..............................        2,298       2,319,568
   Series 1993-3 Cl.B10
   7.368%, 10/30/24 ..............................        2,059       2,084,270
Citicorp Mortgage Securities, Inc.
   Series 1987-3 Cl.A1
   9.00%, 5/25/17 ................................        4,121       4,121,461
Collateralized Mortgage Obligation Trust
   Series 63 Cl.Z
   9.00%, 10/20/20 ...............................        9,529       9,814,422
Comm Series 2001-J1A Cl.A2
   6.457%, 2/16/34(b) ............................       24,948      25,115,651
Comm Series 2001-J1A Cl.C
   6.83%, 2/14/34(b) .............................       10,000       9,987,500
Merrill Lynch Mortgage Investors, Inc.
   Series 1995-C3 Cl.D
   7.78%, 12/26/25(b) ............................       10,000      10,440,600
Morgan Stanley Capital I
   Series 1998-CF1 Cl.A1
   6.33%, 7/15/32 ................................       13,448      13,817,861
Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl.X
   1.92%, 12/21/26 ...............................      133,529       7,878,218
PNC Mortgage Acceptance Corp.
   Series 2000-C2 Cl.A2
   7.30%, 10/12/33 ...............................       12,815      13,728,069


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Prudential Home Mortgage Securities Co.
   Series 1994-1 Cl. A11
   6.00%, 2/25/09 ................................     $ 26,732  $   26,439,681
SACO I, Inc.
   Series 1997-2 Cl.X
   1.492%, 8/25/36(b) ............................       49,979       1,827,229
Salomon Brothers Mortgage Securities VII
   Series 2001-C2 Cl.A3
   6.499%, 10/13/11 ..............................        8,000       8,150,000
Starwood Asset Receivables Trust
   Series 2000-1 Cl.E
   4.68%, 9/25/22(b) .............................       15,000      15,150,000
Teachers Insurance & Annuity Association
   Series 2001-Cl Cl.A2
   6.30%, 6/19/21(b) .............................        9,590       9,865,324
Vendee Mortgage Trust
   Series 1996-1 Cl.1D
   6.75%, 10/15/16 ...............................        1,579       1,583,786
                                                                 --------------

Total Collateralized Mortgage Obligations
   (cost $173,408,612) ...........................                  168,582,956
                                                                 --------------

COMMERCIAL MORTGAGE BACKED
   SECURITIES-6.5%
Asset Securitization Corp.
   Series 1997-MD7 Cl.A1B
   7.41%, 1/13/30 ................................       16,847      17,615,223
Credit Suisse First Boston Mortgage
   Series 2000 Cl.AX
   .585%, 4/14/62(b) .............................      187,687       6,587,801
   Series 2001-CK3 Cl. AX
   1.047%, 6/15/34(b) ............................       38,845       2,427,800
   Series 1998-Fl2A Cl.D
   3.30%, 8/15/13(b) .............................       51,270      51,270,000
   Series 1998-FL1A Cl.F
   3.24%, 1/10/13(b) .............................       21,350      21,350,000
Structured Asset Securities Corp.
   Series 2001-2 Cl.A
   7.50%, 6/25/30(b) .............................        3,553       3,539,238
                                                                 --------------

Total Commercial Mortgage Backed Securities
   (cost $101,748,473) ...........................                  102,790,062
                                                                 --------------

ASSET BACKED SECURITIES-4.3%
CS First Boston Mortgage Securities Corp.
   Series 1998-FL1A Cl.E
   3.48875%, 1/10/13 .............................       27,640      27,639,920
LB-UBS Commercial Mortgage Trust
   Series 2001-WM Cl.A2
   6.53%, 7/14/16 (b) ............................       20,000      20,000,000


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)
                                                   or Contracts(c) U.S. $ Value
-------------------------------------------------------------------------------

Option One Mortgage Securities Corp.
   Series 1999-B Cl.CTFS
   9.66%, 6/25/29(b) .............................     $  1,525  $    1,494,546
PNC Mortgage Acceptance Corp.
   Series 2001-C1 Cl.A2
   6.36%, 3/12/34 ................................       18,152      18,333,520
                                                                 --------------

Total Asset Backed Securities
   (cost $67,438,812) ............................                   67,467,986
                                                                 --------------

CORPORATE OBLIGATION-1.9%
World Financial Properties
   6.95%, 9/01/13(b)
   (cost $27,768,415) ............................       29,500      29,573,750
                                                                 --------------

STRIPPED MORTGAGE BACKED
   SECURITIES-0.9%
Prudential Securities Secured Financing Corp.
   Series 1999-NRF1 Cl.AEC
   .98%, 10/15/18
   (cost $15,644,292) ............................      355,473      15,050,715
                                                                 --------------

REPURCHASE AGREEMENT-22.5%
State Street Bank and Trust Co.
   1.65%, dated 12/31/01, due 1/02/02
   in the amount of $355,807,613
   (cost $355,775,000; collateralized by
   $40,340,000 FNMA, 4.50%, 4/25/03,
   value $41,593,041;
   $46,840,000 FNMA, 6.009%, 4/01/34,
   value $45,903,200;
   $46,840,000 FNMA, 6.009%, 4/01/34,
   value $45,903,200;
   $46,840,000 FNMA, 6.19%, 12/01/33,
   value $45,903,200;
   $46,840,000 FNMA, 6.21%, 9/01/34,
   value $45,903,200;
   $46,840,000 FHLMC, 6.03%, 4/01/35,
   value $45,903,200;
   $46,840,000 FNMA, 5.50%, 1/01/14,
   value $45,903,200;
   $46,840,000 FNMA, 8.257%, 9/01/27,
   value $45,903,200)
   (amortized cost $355,775,000) .................      355,775     355,775,000
                                                                 --------------

Total Investments-128.9%
   (cost $2,036,972,698) .........................                2,039,543,142
                                                                 --------------


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Contracts(c) U.S. $ Value
-------------------------------------------------------------------------------

Call Options Written-(0.0%)
U.S. Treasury Notes
   expiring March 2002 @ $101.96875 ................         50  $     (375,000)
U.S. Treasury Notes
   expiring March 2002 @ $97.589 ...................         50        (207,031)
                                                                 --------------

Total Outstanding Call Options Written
   (premiums received $914,063) ....................                   (582,031)
                                                                 --------------

Total Investments, Net of
   Outstanding Call Options Written-128.9%
   (cost $2,036,058,635) ...........................              2,038,961,111
Other assets less liabilities-(28.9%) ..............               (456,973,897)
                                                                 --------------

Net Assets-100% ....................................             $1,581,987,214
                                                                 ==============

(a) Securities, or portions thereof, with an aggregate market value of $168,656,250 have been segregated to collateralize reverse repurchase agreements.

(b) Securities issued in reliance on section 4(2) or Rule 144A of the Securities and Exchange Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to $211,610,321 representing 13.4% of net assets.

(c)   One contract relates to 1,000,000 shares.

      Glossary of Terms:

      FHLMC - Federal Home Loan Mortgage Corp.

      FNMA  - Federal National Mortgage Association.

      See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $2,036,972,698) ..    $ 2,039,543,142
Cash .......................................................             52,217
Interest receivable ........................................         16,974,235
Receivable for investments sold ............................         15,064,182
Receivable for capital stock sold ..........................          2,277,440
                                                                ---------------
Total assets ...............................................      2,073,911,216
                                                                ---------------
Liabilities
Outstanding call options written, at value
   (premiums received $914,063) ............................            582,031
Payable for investment securities purchased ................        310,375,174
Reverse repurchase agreements ..............................        168,440,262
Dividends payable ..........................................          4,571,913
Advisory fee payable .......................................          2,092,228
Unrealized depreciation of swap contracts ..................          1,485,999
Payable for capital stock redeemed .........................          1,034,959
Distribution fee payable ...................................            735,672
Variation margin payable for future contracts ..............            301,641
Accrued expenses ...........................................          2,304,123
                                                                ---------------
Total liabilities ..........................................        491,924,002
                                                                ---------------
Net Assets .................................................    $ 1,581,987,214
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       220,344
Additional paid-in capital .................................      2,076,828,435
Distributions in excess of net investment income ...........        (20,922,752)
Accumulated net realized loss on investments,
   options, futures transactions and swap contracts ........       (475,473,387)
Net unrealized appreciation of investments,
   swap contracts, options written and other assets ........          1,334,574
                                                                ---------------
                                                                $ 1,581,987,214
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($896,267,662 / 124,860,991 shares of capital stock
   issued and outstanding) .................................              $7.18
Sales charge--4.25% of public offering price ...............                .32
                                                                          -----
Maximum offering price .....................................              $7.50
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($388,203,347 / 54,071,964 shares of capital stock
   issued and outstanding) .................................              $7.18
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($207,900,878 / 28,927,048 shares of capital stock
   issued and outstanding) .................................              $7.19
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($89,615,327 / 12,484,070 shares of capital stock
   issued and outstanding) .................................              $7.18
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2001 (unaudited)

Investment Income
Interest .........................................                  $49,338,382
Expenses
Advisory fee .....................................   $  4,144,232
Distribution fee--Class A ........................      1,367,261
Distribution fee--Class B ........................      1,739,815
Distribution fee--Class C ........................        994,127
Transfer agency ..................................        980,352
Printing .........................................        217,718
Custodian ........................................        174,639
Administrative ...................................         62,422
Registration .....................................         57,730
Audit and legal ..................................         56,327
Directors' fees ..................................          9,131
Miscellaneous ....................................         23,736
                                                     ------------
Total expenses before interest ...................      9,827,490
Interest expense .................................      1,973,995
                                                     ------------
Total expenses ...................................                   11,801,485
                                                                    -----------
Net investment income ............................                   37,536,897
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..................................                   (1,020,750)
Net realized gain on written
   options transactions ..........................                        4,688
Net realized gain on futures transactions ........                      385,719
Net change in unrealized
   appreciation/depreciation
   of investments, swap contracts,
   options written and other assets ..............                   11,998,294
                                                                    -----------
Net gain on investment transactions ..............                   11,367,951
                                                                    -----------
Net Increase in Net Assets
   from Operations ...............................                  $48,904,848
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months
                                                   Ended
                                                December 31,
                                                    2001           Year Ended
                                                 (unaudited)      June 30, 2001
                                               ==============     =============

Increase (Decrease) in Net Assets
from Operations
Net investment income ......................  $    37,536,897   $    66,388,449
Net realized gain (loss) on investments,
   written options, futures and
   swap contracts ..........................         (630,343)        1,615,759
Net change in unrealized
   appreciation/depreciation of
   investments, swap contracts,
   options written and other assets ........       11,998,294         7,463,653
                                              ---------------   ---------------
Net increase in net assets
   from operations .........................       48,904,848        75,467,861
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A .................................      (28,782,158)      (44,077,530)
   Class B .................................       (9,767,727)      (13,680,249)
   Class C .................................       (5,587,193)       (8,160,642)
   Advisor Class ...........................       (1,872,815)         (470,028)
Distributions in excess of
   net investment income
   Class A .................................               -0-         (716,423)
   Class B .................................               -0-         (222,355)
   Class C .................................               -0-         (132,641)
   Advisor Class ...........................               -0-           (7,639)
Tax return of capital
   Class A .................................               -0-         (610,816)
   Class B .................................               -0-         (189,578)
   Class C .................................               -0-         (113,088)
   Advisor Class ...........................               -0-           (6,513)
Capital Stock Transactions
Net increase ...............................      221,842,678       606,183,218
                                              ---------------   ---------------
Total increase .............................      224,737,633       613,263,577
Net Assets
Beginning of period ........................    1,357,249,581       743,986,004
                                              ---------------   ---------------
End of period ..............................  $ 1,581,987,214   $ 1,357,249,581
                                              ===============   ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended December 31, 2001 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received .............................  $    53,783,155
Interest expense paid .........................       (1,973,995)
Operating expenses paid .......................       (7,769,490)
                                                 ---------------
Net increase in cash from operating
   activities .................................                    $ 44,039,670
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments ......................    5,597,447,900
Purchase of long-term portfolio
   investments ................................   (5,471,114,934)
Purchase of short-term portfolio
   investments, net ...........................     (221,723,203)
Gain on written option transactions ...........            4,688
Gain on closed futures transactions ...........          385,719
                                                 ---------------
Net decrease in cash from investing
   activities .................................                     (94,999,830)
Financing Activities*:
Decrease in reverse repurchase
   agreements .................................     (128,700,370)
Redemptions of capital stock, net .............      195,028,260
Cash dividends paid ...........................      (15,300,944)
                                                 ---------------
Net increase in cash from financing
   activities .................................                      51,026,946
                                                                   ------------
Net increase in cash ..........................                          66,786
Due to custodian at beginning of period .......                         (14,569)
                                                                   ------------
Cash at end of period .........................                    $     52,217
                                                                   ============
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
   operations .................................                    $ 48,904,848
Adjustments:
Decrease in interest receivable ...............        1,503,076
Net realized loss on investment
   transactions ...............................        5,781,220
Net change in unrealized
   appreciation/depreciation ..................      (13,504,484)
Accretion of bond discount ....................         (702,989)
Increase in accrued expenses ..................        2,057,999
                                                 ---------------
Total adjustments .............................                      (4,865,178)
                                                                   ------------
Net increase in cash from operating
   activities .................................                    $ 44,039,670
                                                                   ============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B , Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Change in Accounting Principle

As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Portfolio. Prior to July 1, 2001, the Portfolio did not amortize premiums on debt securities.

The Portfolio determined that the adoption of premium amortization policy resulted in a cumulative reduction of $9,990,042 in cost of investments and a corresponding $9,990,042 increase in net unrealized appreciation/depreciation, based on investments owned by the Portfolio on July 1, 2001.

The effect of this change for the period ended December 31, 2001, was to decrease net investment income by $3,644,686, decrease net unrealized appreciation by $1,506,190 and increase net realized gains by $5,150,876. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of ..15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $62,422 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 2001.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS) (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $778,964 for the six months ended December 31, 2001.

For the six months ended December 31, 2001, the Portfolio's expenses were reduced by $8,498 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $71,484 from the sales of Class A shares and $58,559, $352,013 and $32,641 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2001.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $3,855,030, and $1,883,423 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $138,899,353 and $310,056,655, respectively, for the six months ended December 31, 2001. There were purchases of $4,528,841,688 and sales of $4,613,192,807 of U.S. government and government agency obligations for the six months ended December 31, 2001.

At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $15,972,142 and gross unrealized depreciation of investments was $14,637,568, resulting in net unrealized appreciation of $1,334,574.

At December 31, 2001, the Portfolio had a capital loss carry-forward for federal income tax purposes of $470,375,881 (of which $24,371,197 and $208,078,244 were attributable to the purchase of assets of Alliance Limited Maturity Government Income Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., respectively, by the Portfolio), of which $190,673,194 expires in the year 2002, $84,685,114 expires in the year 2003, $64,973,014 expires in the year 2004, $51,829,521 expires in the year 2005, $6,928,773 expires in the year 2006, $16,083,708 expires in 2007, $48,732,137 expires in the year 2008, and
$6,470,420 expires in 2009.

During the fiscal year, $9,515,659 of the capital loss carryforward expired.

Based on certain provisions in the Internal Revenue Code, limitations regarding the future utilization of these carryforwards brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., may apply.

Capital losses incurred after October 31 ("post-October" losses) within the


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $3,379,341 during fiscal year 2000. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At December 31, 2001, the Portfolio had outstanding futures contracts, as follows:

                                                               Value at
              Number of             Expiration    Original    December 31,   Unrealized
   Type       Contracts   Position    Month        Value          2001      Appreciation
=========     =========   ========  ==========  ===========   ============  ============
U.S. Treasury   495        Short    March 2002  $51,968,161   $52,044,609      $76,448
Note 10 Yr Future

2. Interest Rate Swap Agreements

The Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At December 31, 2001, the Portfolio had outstanding interest rate swap contracts with the following terms:

                                                            Rate Type
                                                  =============================
                       Notional                     Payments        Payments
    Swap                Amount     Termination       made by       received by
Counterparty             (000)        Date        the Portfolio   the Portfolio

  Citibank             $ 13,900      6/22/11          6.08%          LIBOR+
State Street Bank
and Trust Co.          $ 75,000      8/07/11          5.98%          LIBOR+

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

+  LIBOR (London Interbank Offered Rate)


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Transactions in options written for the six months ended December 31, 2001 were as follows:

                                                   Number of
                                                   Contracts        Premiums
                                                  ===========      ===========
Options outstanding at beginning of
   the period ....................................        30       $ 281,250
Options written ..................................       100         914,063
Options terminated in closing purchase
   transactions ..................................        -0-             -0-
Options expired ..................................       (30)       (281,250)
                                                        ----       ---------
Options outstanding at
   December 31, 2001 .............................       100       $ 914,063
                                                        ====       =========
NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                 --------------------------------- --------------------------------
                               Shares                           Amount
                 --------------------------------- --------------------------------
                 Six Months Ended                  Six Months Ended
                     December 31,       Year Ended     December 31,      Year Ended
                             2001         June 30,             2001        June 30,
                      (unaudited)             2001      (unaudited)            2001
                 ------------------------------------------------------------------
Class A
Shares sold            63,571,055      100,294,848    $ 461,216,459   $ 721,108,697
-----------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                         -0-       3,247,866               -0-     23,352,156
-----------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                         -0-      53,530,621               -0-    387,026,392
-----------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends             2,270,129        3,327,625       16,514,389      24,141,842
-----------------------------------------------------------------------------------
Shares converted
  from Class B          1,609,910        3,869,262       13,569,183      27,679,470
-----------------------------------------------------------------------------------
Shares redeemed       (66,503,021)    (101,975,106)    (484,284,906)   (732,922,312)
-----------------------------------------------------------------------------------
Net increase              948,073       62,295,116    $   7,015,125   $ 450,386,245
===================================================================================


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                 --------------------------------  ---------------------------------
                                Shares                          Amount
                 --------------------------------  ---------------------------------
                 Six Months Ended                  Six Months Ended
                     December 31,      Year Ended      December 31,       Year Ended
                             2001        June 30,              2001         June 30,
                      (unaudited)            2001       (unaudited)             2001
                 -------------------------------------------------------------------
Class B
Shares sold            25,397,458      20,581,164     $ 186,223,830    $ 148,564,334
------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                         -0-      1,987,013                -0-      14,286,624
------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                         -0-      2,600,662                -0-      18,828,795
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               890,850       1,166,177         6,483,154        8,473,742
------------------------------------------------------------------------------------
Shares converted
  to Class A           (2,018,170)     (3,866,813)      (13,569,183)     (27,679,470)
------------------------------------------------------------------------------------
Shares redeemed        (8,892,141)    (12,389,157)      (66,169,502)     (88,954,157)
------------------------------------------------------------------------------------
Net increase           15,377,997      10,079,046     $ 112,968,299     $ 73,519,868
====================================================================================

Class C
Shares sold            11,937,572      11,166,229     $  87,489,949     $ 80,682,167
------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                         -0-      2,399,068                -0-      17,273,290
------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                         -0-      2,259,915                -0-      16,361,783
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               526,934         722,448         3,838,366        5,280,211
------------------------------------------------------------------------------------
Shares redeemed        (7,204,320)     (8,989,832)      (52,708,735)     (64,796,170)
------------------------------------------------------------------------------------
Net increase            5,260,186       7,557,828     $  38,619,580     $ 54,801,281
====================================================================================


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                 -------------------------------  ---------------------------------
                              Shares                            Amount
                 -------------------------------  ---------------------------------
                 Six Months Ended     October 6,  Six Months Ended       October 6,
                     December 31,     2000(a) to      December 31,       2000(a) to
                             2001       June 30,              2001         June 30,
                      (unaudited)           2001        (unaudited)            2001
                 ------------------------------------------------------------------
Advisor Class
Shares sold            8,599,572       3,778,685      $ 62,638,139     $ 27,301,690
-----------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              242,128          59,899         1,760,840          432,352
-----------------------------------------------------------------------------------
Shares redeemed         (160,569)        (35,645)       (1,159,305)        (258,218)
-----------------------------------------------------------------------------------
Net increase           8,681,131       3,802,939      $ 63,239,674     $ 27,475,824
===================================================================================

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of December 31, 2001, the Portfolio had entered into the following reverse repurchase agreement:

   Amount                Broker             Interest Rate      Maturity
============    ========================    =============    ============
$168,446,314         Lehman Brothers            0.15%           1/03/02

For the six months ended December 31, 2001, the maximum amount of reverse repurchase agreements outstanding was $356,719,000, the average amount outstanding was $197,857,114, and the daily weighted average interest rate was 1.95%.

NOTE G

Acquisition of Alliance Limited Maturity Government Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc.

On December 8, 2000 and December 15, 2000, the Portfolio acquired all of the net assets of the Alliance Limited Maturity Government Fund, Inc. ("ALMGF") and Alliance Mortgage Securities Income Fund, Inc. ("AMSIF"), respectively, pursuant to separate plans of reorganization approved by the shareholders of the relevant fund on November 14, 2000. On December 8, 2000 the acquisition was accomplished by a tax free exchange of 7,633,947 shares of the Portfolio for 6,033,987 shares of ALMGF. The aggregate net assets of the Portfolio and ALMGF immediately before the acquisition were $767,136,031 and $54,912,070, respectively. Immediately after the acquisition, the combined net

(a)  Commencement of distribution.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

assets of the Portfolio amounted to $822,048,101. On December 15, 2000, the acquisition of AMSIF was accomplished by a tax free exchange of 58,391,198 shares of the Portfolio for 50,543,030 shares of AMSIF. The aggregate net assets of the Portfolio and AMSIF immediately before the acquisition were $835,636,124 and $422,216,970, respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $1,257,853,094.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2001.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------
                                                                      Class A
                                    ----------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                   December 31,                         Year Ended June 30,
                                        2001(a)     ------------------------------------------------------------
                                    (unaudited)         2001         2000         1999         1998         1997
                                    ----------------------------------------------------------------------------
Net asset value,
   beginning of period ..........     $   7.14      $   6.99     $   7.19     $   7.57     $   7.41     $   7.52
                                    ----------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ........          .19           .47          .50          .52          .54          .57
Net realized and unrealized
   gain (loss) on investment
   transactions .................          .07           .17         (.20)        (.37)         .18         (.10)
                                    ----------------------------------------------------------------------------
Net increase in net asset
   value from operations ........          .26           .64          .30          .15          .72          .47
                                    ----------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income .......................         (.22)         (.47)        (.49)        (.52)        (.54)        (.57)
Distributions in excess of
   net investment income ........           -0-         (.01)          -0-        (.01)          -0-          -0-
Tax return of capital ...........           -0-         (.01)        (.01)          -0-        (.02)        (.01)
                                    ----------------------------------------------------------------------------
Total dividends and distributions         (.22)         (.49)        (.50)        (.53)        (.56)        (.58)
                                    ----------------------------------------------------------------------------
Net asset value, end of period ..     $   7.18      $   7.14     $   6.99     $   7.19     $   7.57     $   7.41
                                    ============================================================================
Total Return
Total investment return based
   on net asset value(c) ........         3.83%         9.30%        4.41%        1.83%       10.02%        6.49%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............     $896,268      $884,574     $430,895     $426,167     $352,749     $354,782
Ratio of expenses to average
   net assets ...................         1.32%(d)      2.11%        2.14%        1.17%        1.06%        1.02%
Ratio of expenses to average
   net assets, excluding
   interest expense .............         1.05%(d)      1.13%        1.12%        1.08%        1.06%        1.02%
Ratio of net investment income
   to average net assets ........         5.22%(d)      6.57%        7.13%        6.86%        7.08%        7.66%
Portfolio turnover rate .........          301%          712%         398%         320%         153%         330%

See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------
                                                                      Class B
                                    ----------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                   December 31,                      Year Ended June 30,
                                        2001(a)     ------------------------------------------------------------
                                    (unaudited)         2001         2000         1999         1998         1997
                                    ----------------------------------------------------------------------------
Net asset value,
   beginning of period ..........      $   7.14     $   7.00     $   7.20     $   7.57     $   7.41     $   7.52
                                    ----------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ........           .16          .42          .44          .46          .48          .52
Net realized and unrealized
   gain (loss) on investment
   transactions .................           .08          .16         (.19)        (.36)         .18         (.10)
                                    ----------------------------------------------------------------------------
Net increase in net asset
   value from operations ........           .24          .58          .25          .10          .66          .42
                                    ----------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income .......................          (.20)        (.42)        (.44)        (.46)        (.48)        (.52)
Distributions in excess of
   net investment income ........            -0-        (.01)          -0-        (.01)          -0-          -0-
Tax return of capital ...........            -0-        (.01)        (.01)          -0-        (.02)        (.01)
                                    ----------------------------------------------------------------------------
Total dividends and distributions          (.20)        (.44)        (.45)        (.47)        (.50)        (.53)
                                    ----------------------------------------------------------------------------
Net asset value, end of period ..      $   7.18     $   7.14     $   7.00     $   7.20     $   7.57     $   7.41
                                    ============================================================================
Total Return
Total investment return based
   on net asset value(c) ........          3.46%        8.39%        3.64%        1.22%        9.20%        5.69%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............      $388,203     $276,308     $200,283     $338,310     $390,253     $471,889
Ratio of expenses to average
   net assets ...................          2.01%(d)     2.90%        2.80%        1.87%        1.76%        1.73%
Ratio of expenses to average
   net assets, excluding
   interest expense .............          1.76%(d)     1.83%        1.83%        1.79%        1.76%        1.73%
Ratio of net investment income
   to average net assets ........          4.46%(d)     5.95%        6.28%        6.13%        6.37%        6.95%
Portfolio turnover rate .........           301%         712%         398%         320%         153%         330%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ---------------------------------------------------------------------------
                                                                       Class C
                                     ---------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                   December 31,                         Year Ended June 30,
                                        2001(a)     ------------------------------------------------------------
                                    (unaudited)         2001         2000         1999         1998         1997
                                    ----------------------------------------------------------------------------
Net asset value,
   beginning of period ..........     $   7.15      $   7.00     $   7.20     $   7.57     $   7.41     $   7.52
                                    ----------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ........          .16           .43          .45          .46          .48          .52
Net realized and unrealized
   gain (loss) on investment
   transactions .................          .08           .16         (.20)        (.36)         .18         (.10)
                                    ----------------------------------------------------------------------------
Net increase in net asset
   value from operations ........          .24           .59          .25          .10          .66          .42
                                    ----------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income .......................         (.20)         (.43)        (.44)        (.46)        (.48)        (.52)
Distributions in excess of
   net investment income ........           -0-         (.01)          -0-        (.01)          -0-          -0-
Tax return of capital ...........           -0-           -0-        (.01)          -0-        (.02)        (.01)
                                    ----------------------------------------------------------------------------
Total dividends and distributions         (.20)         (.44)        (.45)        (.47)        (.50)        (.53)
                                    ----------------------------------------------------------------------------
Net asset value, end of period ..     $   7.19      $   7.15     $   7.00     $   7.20     $   7.57     $   7.41
                                    ============================================================================
Total Return
Total investment return based
   on net asset value(c) ........         3.46%         8.54%        3.64%        1.22%        9.21%        5.69%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............     $207,901      $169,213     $112,808     $144,145     $114,392     $115,607
Ratio of expenses to average
   net assets ...................         2.02%(d)      2.89%        2.82%        1.87%        1.76%        1.72%
Ratio of expenses to average
   net assets, excluding
   interest expense .............         1.76%(d)      1.83%        1.83%        1.78%        1.76%        1.72%
Ratio of net investment income
   to average net assets ........         4.47%(d)      5.94%        6.35%        6.13%        6.38%        6.96%
Portfolio turnover rate .........          301%          712%         398%         320%         153%         330%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    ------------------------
                                                                          Advisor Class
                                                                    ------------------------
                                                                      Six Months
                                                                           Ended  October 6,
                                                                    December 31,  2000(e) to
                                                                         2001(a)    June 30,
                                                                     (unaudited)        2001
                                                                    ------------------------
Net asset value, beginning of period ..........................          $  7.14     $  7.05
                                                                    ------------------------
Income From Investment Operations
Net investment income(b) ......................................              .20         .34
Net realized and unrealized gain on investment transactions ...              .07         .12
                                                                    ------------------------
Net increase in net asset value from operations ...............              .27         .46
                                                                    ------------------------
Less: Dividends and Distributions
Dividends from net investment income ..........................             (.23)       (.34)
Distributions in excess of net investment income ..............               -0-       (.02)
Tax return of capital .........................................               -0-       (.01)
                                                                    ------------------------
Total dividends and distributions .............................             (.23)       (.37)
                                                                    ------------------------
Net asset value, end of period ................................          $  7.18     $  7.14
                                                                    ========================
Total Return
Total investment return based on net asset value(c) ...........             3.37%       6.65%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....................          $89,615     $27,154
Ratio of expenses to average net assets(d) ....................              .97%       1.38%
Ratio of expenses to average net assets, excluding
      interest expense(d) .....................................              .75%        .81%
Ratio of net investment income to average net assets(d) .......             5.51%       6.74%
Portfolio turnover rate .......................................              301%        712%

(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes. The effect of this change for the six months ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain and loss per share by $.02, and decrease the ratio of net investment income to average net assets from 5.70% to 5.22% for Class A, from 4.94% to 4.46% for Class B, from 4.95% to 4.47% for Class C and from 5.99% to 5.51% for Advisor Class on an annualized basis. Per share ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Commencement of distribution.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association (also called U.S. Government Agency Securities). However, not all agency securities are guaranteed by the U.S. Government.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

mortgage-related security

A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will "package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages. As the underlying homeowners on the mortgages in the pool pay interest on their loans or repay their principal, these payments flow through to the holders of the mortgage-related security. Mortgage-related securities can bear interest at either fixed rates or adjustable rates.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 33

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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34 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Matthew Bloom, Vice President
Paul J. DeNoon, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


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                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 35

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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36 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
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Alliance Bond Fund U.S. Government Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

USGSR1201